                                                                  Exhibit (a)(9)



                           NEW ENGLAND FUNDS TRUST II


              Amendment No. 8  to Amended and Restated Agreement
                            and Declaration of Trust



      The undersigned, being at least a majority of the Trustees of New England Funds Trust II (the "Trust"), having determined it to be consistent with the fair and equitable treatment of all shareholders of the Trust, hereby amend the Trust's Second Amended and Restated Agreement and Declaration of Trust, as amended by Amendments Nos. 1, 2, 3, 4, 5, 6, and 7 thereto (the "Declaration of Trust"), a copy of which is on file in the office of the Secretary of State of The Commonwealth of Massachusetts, as follows:

      1. The first sentence of Section 6 of Article III of the Declaration of Trust is hereby amended to read in its entirety as follows:

      Without limiting the authority of the Trustees set forth in Section 5, inter alia, to establish and designate any further Series or classes or to modify the rights and preferences of any Series or class, each of the following Series shall be, and is hereby, established and designated: (1) New England Massachusetts Tax Free Income Fund, (2) New England High Income Fund, (3) New England Limited Term U.S. Government Fund, (4) New England Adjustable Rate U.S. Government Fund, (5) New England Growth Opportunities Fund, (6) New England Intermediate Term Tax Free Fund of California, and (7) New England Tax Free Income Fund of New York; and the following Series shall be, and hereby are, designated Multi-Class Series:
      New England Massachusetts Tax Free Income Fund, New England High Income Fund, New England Limited Term U.S. Government Fund, New England Adjustable Rate U.S. Government Fund, New England Growth Opportunities Fund, New England Intermediate Term Tax Free Fund of California, and New England Tax Free Income Fund of New York.

      The foregoing amendment shall become effective as of the time it is filed with the Secretary of State of the Commonwealth of Massachusetts.

      IN WITNESS WHEREOF, we have hereunto set our hand for ourselves and for our successors and assigns as of the 11 day of February, 1998.


------------------------------      ------------------------------
Graham T. Allison, Jr.              Kenneth J. Cowan


------------------------------      ------------------------------
Sandra O. Moose                     Henry L.P. Schmelzer


/s/ Daniel M. Cain
------------------------------      ------------------------------
Daniel M. Cain                      John A. Shane


------------------------------      ------------------------------
Peter S. Voss                       Pendleton P. White


------------------------------
Richard Darman

      IN WITNESS WHEREOF, we have hereunto set our hand for ourselves and for our successors and assigns as of the 11 day of February, 1998.


------------------------------      ------------------------------
Graham T. Allison, Jr.              Kenneth J. Cowan


------------------------------      ------------------------------
Sandra O. Moose                     Henry L.P. Schmelzer


------------------------------      ------------------------------
Daniel M. Cain                      John A. Shane


------------------------------      ------------------------------
Peter S. Voss                       Pendleton P. White


/s/ Richard Darman
------------------------------
Richard Darman

      IN WITNESS WHEREOF, we have hereunto set our hand for ourselves and for our successors and assigns as of the 11 day of February, 1998.


/s/ Graham T. Allison, Jr.
------------------------------      ------------------------------
Graham T. Allison, Jr.              Kenneth J. Cowan


------------------------------      ------------------------------
Sandra O. Moose                     Henry L.P. Schmelzer


------------------------------      ------------------------------
Daniel M. Cain                      John A. Shane


------------------------------      ------------------------------
Peter S. Voss                       Pendleton P. White


------------------------------
Richard Darman

      IN WITNESS WHEREOF, we have hereunto set our hand for ourselves and for our successors and assigns as of the 11 day of February, 1998.


------------------------------      ------------------------------
Graham T. Allison, Jr.              Kenneth J. Cowan


/s/ Sandra O. Moose
------------------------------      ------------------------------
Sandra O. Moose                     Henry L.P. Schmelzer


------------------------------      ------------------------------
Daniel M. Cain                      John A. Shane


------------------------------      ------------------------------
Peter S. Voss                       Pendleton P. White


------------------------------
Richard Darman

      IN WITNESS WHEREOF, we have hereunto set our hand for ourselves and for our successors and assigns as of the 11 day of February, 1998.


------------------------------      ------------------------------
Graham T. Allison, Jr.              Kenneth J. Cowan


------------------------------      ------------------------------
Sandra O. Moose                     Henry L.P. Schmelzer


                                    /s/ John A. Shane
------------------------------      ------------------------------
Daniel M. Cain                      John A. Shane


------------------------------      ------------------------------
Peter S. Voss                       Pendleton P. White


------------------------------      ------------------------------
Richard Darman

      IN WITNESS WHEREOF, we have hereunto set our hand for ourselves and for our successors and assigns as of the 11 day of February, 1998.


------------------------------      ------------------------------
Graham T. Allison, Jr.              Kenneth J. Cowan


------------------------------      ------------------------------
Sandra O. Moose                     Henry L.P. Schmelzer


------------------------------      ------------------------------
Daniel M. Cain                      John A. Shane


/s/ Peter S. Voss
------------------------------      ------------------------------
Peter S. Voss                       Pendleton P. White


------------------------------
Richard Darman

      IN WITNESS WHEREOF, we have hereunto set our hand for ourselves and for our successors and assigns as of the 11 day of February, 1998.


                                    /s/ Kenneth J. Cowan
------------------------------      ------------------------------
Graham T. Allison, Jr.              Kenneth J. Cowan


------------------------------      ------------------------------
Sandra O. Moose                     Henry L.P. Schmelzer


------------------------------      ------------------------------
Daniel M. Cain                      John A. Shane


------------------------------      ------------------------------
Peter S. Voss                       Pendleton P. White


------------------------------
Richard Darman

      IN WITNESS WHEREOF, we have hereunto set our hand for ourselves and for our successors and assigns as of the 11 day of February, 1998.


------------------------------      ------------------------------
Graham T. Allison, Jr.              Kenneth J. Cowan


                                    /s/ Henry L.P. Schmelzer
------------------------------      ------------------------------
Sandra O. Moose                     Henry L.P. Schmelzer


------------------------------      ------------------------------
Daniel M. Cain                      John A. Shane


------------------------------      ------------------------------
Peter S. Voss                       Pendleton P. White


------------------------------
Richard Darman

      IN WITNESS WHEREOF, we have hereunto set our hand for ourselves and for our successors and assigns as of the 11 day of February, 1998.


------------------------------      ------------------------------
Graham T. Allison, Jr.              Kenneth J. Cowan


------------------------------      ------------------------------
Sandra O. Moose                     Henry L.P. Schmelzer


------------------------------      ------------------------------
Daniel M. Cain                      John A. Shane


                                    /s/ Pendleton P. White
------------------------------      ------------------------------
Peter S. Voss                       Pendleton P. White


------------------------------
Richard Darman